EXHIBIT 10.20

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.


No. ___                                                     _____________, 1999


Right to Purchase 466,400 Shares
of Common Stock of Powerize.com, Inc.




                               POWERIZE.COM, INC.




                         COMMON STOCK PURCHASE WARRANT

         Powerize.com, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Inktomi Corporation or its assigns (the "Holder"), is entitled, subject to the vesting schedule and other terms set forth below, to purchase from the Company at any time on or before 5:00 P.M., Eastern Time on the tenth anniversary of the date hereof, 466,400 fully paid and non-assessable shares of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock"), at a price of $1.75 per share (the "Exercise Price").

         1.       EXERCISE OF WARRANT.

                  1.1 VESTING. the Common Stock shall vest and the Warrant shall become exercisable upon the achievement of the following:

                  233,200 shares of Common Stock upon execution of the Agreement;
                  116,600 shares of Common Stock upon Inktomi achieving its first Design Win;
                  116,600 shares of Common Stock upon Inktomi achieving its second Design Win.

A "Design Win" shall mean:  [*]


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exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                  1.2. FULL EXERCISE. Subject to SECTION 1.1, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

                  1.3. PARTIAL EXERCISE. Subject to SECTION 1.1, this Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in SECTION 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Exercise Price then in effect. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.4 CASHLESS EXERCISE. Subject to SECTION 1.1 and in the manner and place set forth in SECTION 1.2, except that the manner of payment shall be in accordance with this Section, if the Fair Market Value (as defined below) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of Calculation as set forth below), in lieu of exercising this Warrant for cash, Inktomi may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to Inktomi a number of shares of Common Stock computed using the following formula:

                           X  =       Y(A-B)
                                   -----------
                                        A

where, X = the number of shares of Common Stock to be issued to the holder;
                  Y =the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation);
                  A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation); and B = Exercise Price (at the date of such calculation).

"Fair Market Value" of one share of Common Stock shall mean:

         if the exercise right is being exercised in connection with a transaction specified in Section 4.1 hereof, the value of the consideration (determined, in the case of noncash


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Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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         consideration, in good faith by the Board of Directors of the Company)
         to be received pursuant to such transaction by the holder of one share of Common Stock;

         if the exercise right is being exercised in connection with the initial public offering of the Company's Common Stock, the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering; or

         if the exercise right is being exercised more than five (5) business days after the occurrence of the initial public offering of the Company's Common Stock:

         if the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market System, the average of the closing or last sale price reported for the five (5) business days immediately preceding the date that the Notice of Exercise is delivered to the Company; and

         in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

                 1.4 REPRESENTATION OF HOLDER. The Holder represents and warrants to the Company that (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933 and was not organized for the specific purpose of acquiring the Common Stock, (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management; (d) any Common Stock purchased by it pursuant to this Warrant will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof and (e) it understands that (i) the Common Stock has not been registered under the Securities Act, (ii) the Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Common Stock will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

                  1.5 COMPANY ACKNOWLEDGMENT/REPRESENTATIONS. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights. The Company hereby represents and warrants: (i) that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Common Stock); and (ii) that it has full power and authority to issue this Warrant, including, without limitation, from the Company's Board of Directors.


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CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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         2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within fifteen (15) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to SECTION 1 or otherwise.

         3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, RECLASSIFICATION. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in SECTION 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in SECTION 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this SECTION 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this SECTION 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by SECTIONS 4 and 5.

         4.       ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER.

                  4.1. GENERAL. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in SECTION 4.3 hereof, the holder of this Warrant, on the exercise hereof as provided in


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CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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SECTION 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in SECTIONS 3 and 5.

                  4.2. DISSOLUTION. Except as otherwise provided in SECTION 4.3 hereof, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for the holder or holders of the Warrants.

                  4.3. CONTINUATION OF TERMS. Except as otherwise hereinafter provided, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this SECTION 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect.

         The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this SECTION 5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in SECTION 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this SECTION 5) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this SECTION 5) be in effect, and
(ii) the denominator is the Exercise Price in effect on the date of such exercise.


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CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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         6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Treasurer or Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and
(c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

         7.       NOTICES OF RECORD DATE, ETC.  In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         8. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holder of this Warrant.


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Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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         9. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company
will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants.

         10. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of the Warrants pursuant to SECTION 1, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         13. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         14. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.


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Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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         15. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant may be executed simultaneously in two or more counterparts and by facsimile, each of which will be considered an original, but all of which together will constitute one and the same instrument.

         17. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., Eastern Time, on the tenth anniversary of the date hereof.



                                       powerize.com, INC.
                                       a Delaware corporation


                                       By:  /s/  Edwin R. Addison
                                            ______________________________

                                       Name:     Edwin R. Addison
                                            ______________________________

                                       Title:    CEO
                                            ______________________________
                                                 5/14/99


                                       INKTOMI CORPORATION,
                                       a Delaware corporation


                                       By:  /s/  Jerry Kennelly
                                            ______________________________

                                       Name:     Jerry Kennelly
                                            ______________________________

                                       Title:     CFO
                                            ______________________________

                                       1900 South Norfolk Street
                                       Suite 310
                                       San Mateo, CA  94403
                                       Att:  Corporate Secretary
                                       (650) 653-2800
                                       (650) 653-2801


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exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:  [          ]

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______ shares of Common Stock of Powerize.com, Inc., and herewith makes payment of $_______ therefor, and requests that the certificate or certificates for such shares be issued in the name of, and delivered to _________________, whose address is
_______________________________.


Dated:                            ____________________________________________
                                  (Signature must conform to name of holder as specified on the face of the Warrant)



                                  ____________________________________________
                                    (Address)





                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase ___________ shares of Common Stock of Powerize.com, Inc., to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of Powerize.com, Inc. with full power of substitution in the premises.


Dated:                            ____________________________________________
                                  (Signature must conform to name of holder as specified on the face of the Warrant)


                                  ____________________________________________
                                    (Address)



Signed in the presence of:



_____________________________

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.